EXHIBIT 99.1

Investor and Analyst Contact:	Media Contact:
Jeffrey S. Beyersdorfer	Gary Hanson
(915) 534-1530	(915) 534-1535

WESTERN REFINING TO PARTICIPATE IN

2011 LEVERAGED FINANCE CONFERENCE

HOSTED BY BANK OF AMERICA MERRILL LYNCH

EL PASO, Texas – November 29, 2011 – Western Refining, Inc. (NYSE:WNR) announced today that Company management will present at the 2011 Leveraged Finance Conference hosted by Bank of America Merrill Lynch in Orlando, Florida. The presentation is currently scheduled for Wednesday, November 30, 2011, at 2:40 pm ET and will be webcast live. A link to the live webcast and presentation will be available on the Investor Relations section of Western Refining’s website at www.wnr.com beginning November 30, 2011. The webcast will be archived and remain available on www.wnr.com until December 16, 2011 and the presentation will remain available through February 28, 2012.

About Western Refining

Western Refining, Inc. is an independent refining and marketing company headquartered in El Paso, Texas. Western operates refineries in El Paso, and Gallup, New Mexico. Western’s asset portfolio also includes refined products terminals in Albuquerque and Bloomfield, New Mexico and Yorktown, Virginia, asphalt terminals in Albuquerque, El Paso, and Phoenix and Tucson, Arizona, retail service stations and convenience stores in Arizona, Colorado, New Mexico, and Texas, a fleet of crude oil and finished product truck transports, and wholesale petroleum products operations in Arizona, California, Colorado, Maryland, Nevada, New Mexico, Texas, Utah, and Virginia. More information about the Company is available at www.wnr.com.

Forward Looking Statement

The referenced presentation contains forward-looking statements which are protected as forward looking statements under the Private Litigation Securities Reform Act of 1995. The forward-looking statements contained herein include statements about future: crude oil slates and capacities at our refineries; refined products supply and demand; refining, benchmark, gross and operating margins; crack spreads; growth of domestic, inland crude production; pipeline capacity for transport of Canadian crude; discounts of WTI priced crude oil to Brent priced crude oil; pipeline and logistics infrastructure and projects in the Southwest, mid-continent, Gulf Coast, coastal ports and other regions; ability to construct logistics assets in Bone Spring / Avalon to facilitate pipeline transport to El Paso successfully, or at all; our ability to process Bone Spring / Avalon crude at our El Paso refinery; profitability of crack spread hedging and the gains or losses associated therewith; our ability to successfully convert Yorktown to a terminal and storage operating model, enhancement and maximization of Yorktown’s storage and terminal facility, our ability to successfully negotiate third-party terminalling and storage services agreements and/or the sale of the terminal assets at Yorktown, our ability to achieve consistent EBITDA at Yorktown or our ability to resume refining operations at Yorktown; continued Wholesale customer relationships; ability of our Retail group to continue to sell most of our Four Corners gasoline production, merchandise sales growth and future growth of the Retail group with minimal capex; redemption of our Senior Secured FRN in December 2011, or at all; our ability to capitalize on Permian Basin crude/logistics opportunities; future operational improvements at our Gallup refinery; acquisition of additional refining or other assets; our ability to recognize strategic alternatives for logistics assets; future addition of retail assets; our ability to achieve operating expense / SG&A initiatives; inventory target levels; future reduction in working capital;

our ability to utilize free cash flow to delever or to maximize liquidity; our ability to achieve a BB credit rating in mid-cycle margin environment, or at all; and continued reliable, safe, optimized and predictable refining operations. These statements are subject to the general risks inherent in our business. Our expectations may or may not be realized. Some of our expectations may be based upon assumptions or judgments that prove to be incorrect. In addition, Western’s business and operations involve numerous risks and uncertainties, many of which are beyond Western’s control, which could materially affect Western’s financial condition, results of operations and cash flows. Additional information relating to the uncertainties affecting Western’s business is contained in its filings with the Securities and Exchange Commission to which you are referred. The forward-looking statements are only as of the date made, and Western does not undertake any obligation to (and expressly disclaims any obligation to) update any forward looking statements to reflect events or circumstances after the date such statements were made, or to reflect the occurrence of unanticipated events.